EXECUTION COPY


               FIFTH AMENDMENT TO CREDIT AGREEMENT
                -----------------------------------

          THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 11, 1995, is by and between
 ---------
KAISER ALUMINUM & CHEMICAL CORPORATION, a Delaware corporation (the "Company"), KAISER ALUMINUM CORPORATION, a Delaware
      -------
corporation (the "Parent Guarantor"), the various financial
                  ----------------
institutions that are or may from time to time become parties to the Credit Agreement referred to below (collectively, the "Lenders" and, individually, a "Lender"), and BANKAMERICA
 -------                        -------
BUSINESS CREDIT, INC., a Delaware corporation, as agent (in such capacity, together with its successors and assigns in such capacity, the "Agent") for the Lenders. Capitalized terms used,
               -----
but not defined, herein shall have the meanings given to such terms in the Credit Agreement, as amended hereby.

                       W I T N E S S E T H:

          WHEREAS, the Company, the Parent Guarantor, the Lenders and the Agent are parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgement, dated as of July 20, 1995, and the Fourth Amendment to Credit Agreement, dated as of October 17, 1995 (the "Credit Agreement"); and
                       ----------------

          WHEREAS, the parties hereto have agreed to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.  Amendments to Credit Agreement.
                      ------------------------------

     1.1  Amendment to Article I:  Definitions.
          -----------------------  -----------

          A. The definition of "Joint Venture Affiliate" contained in Section 1.1 of the Credit Agreement is hereby
             -----------
amended by inserting the phrase "Guizhou Kaiser (but only at such time as Guizhou Kaiser is not a Subsidiary of the Company and is an Affiliate of the Company), Chengdu Kaiser (but only at such time as Chengdu Kaiser is not a Subsidiary of the Company and is an Affiliate of the Company)," after the term "Furukawa," in the second line thereof.

          B.   The definition of "Organic Document" contained in
Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "`Organic Document' means, with respect to any Obligor,
            ----------------
     its articles or certificate of incorporation and its bylaws (in the case of an Obligor that is a corporation), its articles of organization or certificate of formation and its regulations or limited liability company agreement (in the case of an Obligor that is a limited liability company), and all shareholder agreements, voting trusts, and similar arrangements applicable to any of its authorized shares of capital stock (in the case of an Obligor that is a corporation) or other equity interests (in the case of an Obligor that is a limited liability company)."

          C.   The following definitions are hereby added to
Section 1.1 of the Credit Agreement in the appropriate
-----------
alphabetical order:

          "`Chengdu Kaiser' means Chengdu Kaiser Aluminum
            --------------
Company, Ltd., a corporation organized under the laws of the People's Republic of China."

          "`Guizhou Kaiser' means Guizhou Kaiser Aluminum
            --------------
Company, Ltd., a corporation organized under the laws of the People's Republic of China."

          "`KAEII' means Kaiser Aluminum Extrusions International
            -----
Inc., a corporation organized under the laws of Delaware."

          "`KMH' means Kaiser Micromill Holdings, LLC, a limited
            ---
liability company organized under the laws of Delaware."

          "`KSM' means Kaiser Sierra Micromills, LLC, a limited
            ---
liability company organized under the laws of Delaware."

          "`Texas Holdings' means Kaiser Texas Micromill
            --------------
Holdings, LLC, a limited liability company organized under the laws of Texas."

          "`Texas Sierra' means Kaiser Texas Sierra Micromills,
            ------------
LLC, a limited liability company organized under the laws of Texas."

     1.2  Amendments to Article IX:  Covenants.
          ------------------------------------

          A.   Clause (b)(i) of Section 9.2.2 of the Credit
               -------------    -------------
Agreement is hereby amended to read in its entirety as follows:

               "(i) Indebtedness of the Company in respect of the Senior Debt, and Contingent Obligations of AJI, KJC, KFC,
     KAAC, KMH, KSM, Texas Holdings and Texas Sierra as a
     'Subsidiary Guarantor' (under and as defined in the Senior

     Indenture and the Subordinated Indenture) in respect of the Senior Debt and the Subordinated Debt, respectively;"

          B.   Clause (b)(ii) of Section 9.2.2 of the Credit
               --------------    -------------
Agreement is hereby amended by (i) adding the phrase "Chengdu Kaiser, Guizhou Kaiser, KAEII," after the phrase "KAAC," in the first parenthetical contained in clause (A) thereof; (ii) adding
                                 ----------
the phrase "Chengdu Kaiser, Guizhou Kaiser, KAEII," after the phrase "Yellow River Investment Company," in the first parenthetical contained in clause (B) thereof; and (iii) adding
                           ----------
the phrase "Chengdu Kaiser, Guizhou Kaiser, KAEII," after the phrase "Yellow River Investment Company," in the first parenthetical contained in clause (C) thereof.
                           ----------

          C.   Clause (b)(xvii) of Section 9.2.2 of the Credit
               ----------------    -------------
Agreement is hereby amended by adding the phrase "Chengdu Kaiser, Guizhou Kaiser, KAEII," after the term "AJI," in the parenthetical contained therein.

          D.   Section 9.2.2 of the Credit Agreement is hereby
               -------------
amended by (i) deleting the word "and" at the end of clause
                                                     ------
(b)(xviii) thereof; and (ii) adding the following as new clause
----------                                               ------
(b)(xx) thereof:
-------

          "(xx) Indebtedness of KAEII to the Company and its Subsidiaries in an aggregate principal amount not to exceed $5,000,000 outstanding at any time during Fiscal Year 1996 and $7,000,000 outstanding at any time thereafter; and"

          E.   Clause (e) of Section 9.2.5 of the Credit
               ----------    -------------
Agreement is hereby amended to read in its entirety as follows:

          "(e) subject to Section 9.2.18, Investments in the
                          --------------
     ordinary course of business in the Company and its Subsidiaries (other than Investments made prior to October 1, 1993 by any Obligor (other than KBC and KEC) in KBC, KEC or any Subsidiary of the Company that is not an Obligor and other than Investments in Yellow River Investment Company, Chengdu Kaiser, Guizhou Kaiser, KAEII, Alwis or Alwis Acquisition);"

          F.   Clause (n) of Section 9.2.5 of the Credit
               ----------    -------------
Agreement is hereby amended to read in its entirety as follows:

          "(n) Investments in Alwis and Alwis Acquisition and Investments (other than Investments in MAXXAM, any Affiliate of MAXXAM (other than the Company, its Subsidiaries which are not Restricted Subsidiaries, or any Joint Venture Affiliate), Chengdu Kaiser, Guizhou Kaiser, KAEII, Yellow River Investment Company or Yellow River Aluminum) not otherwise permissible hereunder; provided that the aggregate
                                     ---------

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     amount of all Investments (without duplication) under this
     Section 9.2.5(n) does not exceed $20,000,000 at any one time
     ----------------
     outstanding, and provided further that the aggregate amount
                      ----------------
     of Investments under this Section 9.2.5(n) in Alwis and
                               ----------------
     Alwis Acquisition (without duplication) plus the aggregate principal amount of Indebtedness under Section 9.2.2(b)(xix)
                                           ---------------------
     does not exceed $250,000 in the aggregate at any one time outstanding;"

          G.   The first paragraph of clause (o) of Section 9.2.5
                                      ----------   --------------
of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(o) provided (i) no Default or Event of Default shall have occurred and be continuing (or would occur after giving effect to such Investment) and (ii) that the Interest Coverage Ratio for the four Fiscal Quarter period ended as of the end of the last period for which consolidated financial statements of the Company have been delivered pursuant to Section 9.1.1(a) or 9.1.1(b) is greater than 2.0
                 ----------------   ---------
     to 1, Investments in Subsidiaries and Joint Venture Affiliates (other than Alwis, Alwis Acquisition, Chengdu Kaiser, Guizhou Kaiser, KAEII, Yellow River Investment Company and Yellow River Aluminum) not otherwise permissible hereunder in an aggregate amount not to exceed".

          H.   Clause (r) of Section 9.2.5 of the Credit
               ----------    -------------
Agreement is hereby amended to read in its entirety as follows:

          "(r) Indebtedness which is an Investment permitted by
     clause (b)(xviii), clause (b)(xix) or clause (b)(xx) of
     -----------------  ---------------    --------------
     Section 9.2.2; and"
     -------------

          I.   Section 9.2.5 of the Credit Agreement is hereby
               -------------
amended by (i) deleting the word "and" at the end of clause (q)
                                                     ----------
thereof; and (ii) adding the following as new clause (s) thereof:
                                              ----------

          "(s) Investments by the Company in Chengdu Kaiser, Guizhou Kaiser and KAEII in an aggregate amount not to exceed $5,000,000 outstanding at any time during Fiscal Year 1996 (less any Indebtedness outstanding at such time under
     Section 9.2.2(b)(xx)) and $7,000,000 outstanding at any time
     ---------------------
     thereafter (less any Indebtedness outstanding at such time under Section 9.2.2(b)(xx)) and Investments by KAEII in
           ---------------------
     Chengdu Kaiser and Guizhou Kaiser in an aggregate amount not to exceed $5,000,000 outstanding at any time during Fiscal Year 1996 and $7,000,000 outstanding at any time thereafter."

          J.   Section 9.2.7 of the Credit Agreement is hereby
               -------------
amended by deleting the figure "$70,000,000" from the chart for the 1995 Fiscal Year and substituting the figure "$80,000,000" therefor.

          K.   Section 9.2.11 of the Credit Agreement is hereby
               --------------
amended by (i) deleting the word "and" at the end of clause (i)
                                                     ----------
thereof; (ii) deleting the period at the end of clause (j)
                                                ----------
thereof and substituting the phrase "; and" therefor; and (iii) adding the following as new clause (k) thereof:
                            ----------

          "(k) the Company may enter into an option to enter into an oil and gas lease and an oil and gas lease with The Clinton Oil Company with respect to real property located in Heath, Ohio; provided that the Company's interest in such lease is assigned as Collateral to the Agent on behalf of the Lenders on terms and pursuant to documentation in form and substance satisfactory to the Agent in its sole and absolute discretion."

          L.   Clause (c) of Section 9.2.13 of the Credit
               ----------    --------------
Agreement is hereby amended by adding the phrase "KMH, KSM, Texas
Holdings, Texas Sierra," after the phrase "AJI," in the parenthetical contained therein.

          M.   Section 9.2.14 of the Credit Agreement is hereby
               --------------
amended by adding the following to the end of clause (d) thereof
                                              ----------
after the figure "$1,500,000":

          "and provided further that in addition to such payments
               ----------------
     in an aggregate amount not to exceed $1,500,000 permitted to be made for each Fiscal Year, the Company shall be permitted to make a one time payment in respect of services rendered to the Company and the Company's allocable share of MAXXAM's overhead expenses during Fiscal Years 1992, 1993 and 1994 in an aggregate amount not to exceed $2,374,000"

          N.   Clause (vi) of Section 9.2.18 of the Credit
               -----------    --------------
Agreement is hereby amended to read in its entirety as follows:

          "(vi) Investments permitted by Sections 9.2.5(f),
                                         -------- ---------
     9.2.5(n), 9.2.5(o), 9.2.5(q), 9.2.5(r) and 9.2.5(s); and"
     --------- --------- --------- --------     ---------

          Section 2.  Amendments to Collateral Documents; Release
                      -------------------------------------------
of Collateral.
-------------

          The parties agree that, as of the Fifth Amendment Effective Date, (i) the Company Security Agreement shall be amended as set forth in Exhibit A hereto, (ii) the Subsidiary Security Agreement shall be amended as set forth in Exhibit B hereto, (iii) the Subsidiary Guaranty shall be amended as set forth in Exhibit C hereto, and (iv) the Subsidiary Pledge Agreement shall be amended as set forth in Exhibit D hereto. The

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Required Lenders hereby approve the forms of such amendments, and hereby authorize the Agent on their behalf to accept from the Company and the Subsidiaries of the Company executing such amendments and authorize the Agent to execute and deliver as Agent, the amendment to the Company Security Agreement in substantially the form of such Exhibit A, the amendment to the Subsidiary Security Agreement in substantially the form of such Exhibit B, the amendment to the Subsidiary Guaranty in substantially the form of such Exhibit C and the amendment to the Subsidiary Pledge Agreement in substantially the form of such Exhibit D with such changes, additions or deletions as the Agent, in its sole and absolute discretion, may approve. In addition, the Lenders hereby agree that the Agent may (i) release the Lien of the Lenders in the oil, gas and other substances subject to the oil and gas lease with The Clinton Oil Company (the "Lessee") referred to in Section 9.2.11(k) of the Credit Agreement (the
               -----------------
"Lease"), (ii) subordinate the relevant Company Mortgage to the interest of the Lessee in the Lease, and (iii) execute and deliver such documents, in form and substance satisfactory to the Agent in its sole and absolute discretion, as may be necessary or appropriate to accomplish such release and subordination. The Lenders hereby further agree that approval by the Agent of the Lease shall constitute approval of the Lease by the Lenders.

          Section 3.  Consent of Lenders.
                      ------------------

          The Lenders hereby consent to the execution and delivery by the Company, Kaiser Finance Corporation, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc., Kaiser Jamaica Corporation, KMH, KSM, Texas Holdings and Texas Sierra of a supplement to the Senior Indenture and a supplement to the Subordinated Indenture, in form and substance satisfactory to the Agent in its sole and absolute discretion, for the purpose of adding each of KMH, KSM, Texas Holdings and Texas Sierra as a "Subsidiary Guarantor" (under and as defined in the Senior Indenture and the Subordinated Indenture).

          Section 4.  Conditions to Effectiveness.
                      ---------------------------

          This Amendment shall become effective as of the date hereof only when the following conditions shall have been satisfied and notice thereof shall have been given by the Agent to the Parent Guarantor, the Company, the Agent and each Lender (the date of satisfaction of such conditions and the giving of such notice being referred to herein as the "Fifth Amendment
                                             ---------------
Effective Date"):
--------------

          A. The Agent shall have received for each Lender counterparts hereof duly executed on behalf of the Parent Guarantor, the Company, the Agent and the Required Lenders (or notice of the approval of this Amendment by the Required Lenders satisfactory to the Agent shall have been received by the Agent), together with counterparts of the Second Amendment to Company Security Agreement, dated as of December 11, 1995, between the Company and the Agent (the "Security Amendment") and a Pledge
                            ------------------
Amendment to the Company Pledge Agreement with respect to the stock of KAEII (the "Pledge Amendment") duly executed on behalf
                     ----------------
of the Company and the Agent.

          B.   The Agent shall have received:

               (1) Resolutions of the Board of Directors or of the Executive Committee of the Company and the Parent Guarantor approving and authorizing the execution, delivery and performance of this Amendment, and, as to the Company, the Security Amendment and the Pledge Amendment, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment as of the date of execution hereof by the Company or the Parent Guarantor, as the case may be;

               (2) A signature and incumbency certificate of the officers of the Company and the Parent Guarantor executing this Amendment, and, as to the Company, the Security Amendment and the Pledge Amendment;

               (3) Copies of the Second Amendment to Subsidiary Security Agreement, dated as of December 11, 1995, between the Subsidiaries of the Company parties thereto and the Agent (the "Subsidiary Security Amendment") duly executed on behalf of such
 -----------------------------
Subsidiaries and the Agent;

               (4) Resolutions of the Board of Directors or of the Executive Committee or other authorized governing body or entity of each of the Subsidiaries of the Company executing the Subsidiary Security Amendment approving and authorizing the execution, delivery and performance of the Subsidiary Security Amendment, certified by their respective corporate secretaries or an assistant secretary or other authorized representative as being in full force and effect without modification or amendment as of the date of execution thereof by such Subsidiary;

               (5) A signature and incumbency certificate of the officers or other authorized representative of each of the Subsidiaries of the Company executing the Subsidiary Security
Amendment;

               (6)  Certified copies of the Certificate of
Incorporation, Articles of Organization, or Certificate of
Formation, as applicable, of KAEII, KMH, KSM, Texas Holdings and
Texas Sierra;

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



               (7)  Copies of the Bylaws, Limited Liability
Company Agreement or Regulations, as applicable, of KAEII, KMH, KSM, Texas Holdings and Texas Sierra, certified as of the date of delivery to the Agent by their respective corporate secretaries or an assistant secretary or other authorized representative;

               (8)  Copies of the Second Amendment to Subsidiary
Guaranty, dated as of December 11, 1995, by the Subsidiaries of the Company parties thereto and the Agent (the "Subsidiary
                                                ----------
Guaranty Amendment") duly executed on behalf of such Subsidiaries
------------------
and the Agent;

               (9)  Copies of the Second Amendment to Subsidiary
Pledge Agreement, dated as of December 11, 1995, by the
Subsidiaries of the Company parties thereto and the Agent (the
"Subsidiary Pledge Amendment") duly executed on behalf of such
 ---------------------------
Subsidiaries and the Agent;

               (10) Duly executed financing statements (Form UCC-1) naming each of KMH, KSM, Texas Holdings and Texas Sierra as the debtor and the Agent as the secured party, or other similar instruments or documents, suitable for filing under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the reasonable opinion of the Agent, desirable to perfect the security interest of the Agent in the Collateral granted pursuant to the Subsidiary Security Agreement to the extent that perfection may be accomplished by filing under the Uniform Commercial Code in any state in the United States or the District of Columbia;

               (11) Duly executed amendments to financing statements naming the Company as debtor and the Agent as the secured party, or other similar instruments or documents, suitable for filing under the Uniform Commercial Code of Texas and California with respect to the ownership interest of the Company in Texas Holdings and KMH;

               (12) Resolutions of the Board of Directors or of the Executive Committee or other authorized governing body or entity of each of KMH, KSM, Texas Holdings and Texas Sierra approving and authorizing the execution, delivery and performance of the Subsidiary Guaranty Amendment and the Subsidiary Pledge Amendment, certified by their respective corporate secretaries or an assistant secretary or other authorized representative as being in full force and effect without modification or amendment as of the date of execution thereof by such Subsidiary;

               (13) A signature and incumbency certificate of the officers or other authorized representative of KMH, KSM, Texas
Holdings and Texas Sierra executing the Subsidiary Guaranty
Amendment and the Subsidiary Pledge Amendment;

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               (14) Stock certificates evidencing 100% of the
issued and outstanding shares of capital stock of KAEII, accompanied by undated stock powers duly executed in blank;

               (15) For each Lender an opinion, addressed to the Agent and each Lender, from Kramer, Levin, Naftalis, Nessen,
Kamin & Frankel, in form and substance satisfactory to the Agent;
and

               (16) Such other information approvals, opinions, documents, or instruments as the Agent may reasonably request.

          Section 5.  Conditions Subsequent.
                      ---------------------

          The Company or KMH shall, as soon as reasonably practicable, deliver to the Agent duly executed instruments or documents, suitable for recording in the United States Patent and Trademark Office, with respect to granting a security interest in such patents and trademarks owned by the Company or KMH and to be used by KMH and KSM as may be reasonably requested by the Agent.

          Section 6.  Company's Representations and Warranties.
                      ----------------------------------------

          In order to induce the Lenders and the Agent to enter into this Amendment and to amend the Credit Agreement and the other Loan Documents in the manner provided herein, the Parent Guarantor and the Company represent and warrant to each Lender and the Agent that, as of the Fifth Amendment Effective Date after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

          A.   Authorization of Agreements.  The execution and
               ---------------------------
delivery of this Amendment by the Company and the Parent Guarantor and the performance of the Credit Agreement as amended by this Amendment (the "Amended Agreement") by the Company and
                        -----------------
the Parent Guarantor are within such Obligor's corporate powers and have been duly authorized by all necessary corporate action on the part of the Company and the Parent Guarantor, as the case may be.

          B.   No Conflict.  The execution and delivery by the
               -----------
Company and the Parent Guarantor of this Amendment and the performance by the Company and the Parent Guarantor of the Amended Agreement do not:

               (1)  contravene such Obligor's Organic Documents;

               (2)  contravene the Senior Indenture or the
Subordinated Indenture or contravene any other contractual restriction where such a contravention has a reasonable

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possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Obligor or any of its Subsidiaries;
or

               (3)  result in, or require the creation or
imposition of, any Lien on any of such Obligor's properties or any of the properties of any Subsidiary of such Obligor, other than pursuant to the Loan Documents.

          C.   Binding Obligation.  This Amendment has been duly
               ------------------
executed and delivered by the Company and the Parent Guarantor and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Company and the Parent Guarantor, enforceable against the Company and the Parent Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

          D.   Governmental Approval, Regulation, etc.  No
               ---------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person is required for the due execution, delivery or performance of this Amendment by the Company or the Parent Guarantor other than the filing of appropriate financing statements and the filings referred to in Section 5 hereof.

          E.   Incorporation of Representations and Warranties
               ------------------------------------------------
from Credit Agreement.  Each of the statements set forth in
---------------------
Section 7.2.1 of the Credit Agreement is true and correct.
-------------

          Section 7.  Acknowledgement and Consent.
                      ---------------------------

          The Company is a party to the Company Collateral Documents, in each case as amended through the date hereof, pursuant to which the Company has created Liens in favor of the Agent on certain Collateral to secure the Obligations. The Parent Guarantor is a party to the Parent Collateral Documents, in each case as amended through the date hereof, pursuant to which the Parent Guarantor has created Liens in favor of the Agent on certain Collateral and pledged certain Collateral to the Agent to secure the Obligations of the Parent Guarantor. Certain Subsidiaries of the Company are parties to the Subsidiary Guaranty and/or one or more of the Subsidiary Collateral Documents, in each case as amended through the date hereof, pursuant to which such Subsidiaries have (i) guarantied the Obligations and/or (ii) created Liens in favor of the Agent on certain Collateral. The Company, the Parent Guarantor and such Subsidiaries are collectively referred to herein as the "Credit
                                                         ------
Support Parties", and the Company Collateral Documents, the
---------------

Parent Collateral Documents, the Subsidiary Guaranty and the
Subsidiary Collateral Documents are collectively referred to herein as the "Credit Support Documents".
               ------------------------

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement as amended by this Amendment and consents to the amendment of the Credit Agreement effected as of the date hereof pursuant to this Amendment and the amendment of the other Loan Documents effected as of the date hereof.

          Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, the payment and performance of all obligations guaranteed or secured thereby, as the case may be.

          Each Credit Support Party (other than the Company and the Parent Guarantor) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

          Section 8.  Miscellaneous.
                      -------------

          A.   Reference to and Effect on the Credit Agreement
               -----------------------------------------------
and the Other Loan Documents.
----------------------------

               (1) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

               (2)  Except as specifically amended by this
Amendment and the amendments to the other Loan Documents executed as of the date hereof, the Credit Agreement and the other Loan
Documents shall remain in full force and effect and are hereby ratified and confirmed.

          B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO
               --------------
BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE

STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

          C.   Headings.  The various headings of this Amendment
               --------
are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

          D.   Counterparts.  This Amendment may be executed by
               ------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          E.   Severability.  Any provision of this Amendment
               ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

KAISER ALUMINUM CORPORATION        KAISER ALUMINUM & CHEMICAL
                                     CORPORATION

By: _______________________        By:________________________
Name Printed: John T. La Duc       Name Printed: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

BANKAMERICA BUSINESS CREDIT,       BANKAMERICA BUSINESS CREDIT,
INC., as Agent                     INC.

By: _______________________        By:________________________
Name: Michael J. Jasaitis          Name: Michael J. Jasaitis
Its: Vice President                Its: Vice President


BANK OF AMERICA NATIONAL TRUST     THE CIT GROUP/BUSINESS CREDIT,
  AND SAVINGS ASSOCIATION             INC.

By: _______________________        By:________________________
Name Printed:______________        Name Printed:______________
Its:_______________________        Its:_______________________


CONGRESS FINANCIAL CORPORATION     HELLER FINANCIAL, INC.
   (WESTERN)

By: _______________________        By:________________________
Name Printed:______________        Name Printed:______________
Its:_______________________        Its:_______________________


LA SALLE NATIONAL BANK             NATIONAL WESTMINSTER BANK PLC

By: _______________________        By:________________________
Name Printed:______________        Name Printed:______________
Its:_______________________        Its:_______________________


TRANSAMERICA BUSINESS CREDIT       ABN AMRO BANK N.V.
   CORPORATION

By: _______________________        By:________________________
Name Printed:______________        Name Printed:______________
Its:_______________________        Its:_______________________

ACKNOWLEDGED AND AGREED TO:

AKRON HOLDING CORPORATION          KAISER ALUMINUM & CHEMICAL
                                     INVESTMENT, INC.

By: _______________________        By:________________________
Name Printed: John T. La Duc       Name Printed: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

KAISER ALUMINUM PROPERTIES,        KAISER ALUMINUM TECHNICAL
   INC.                               SERVICES, INC.

By: _______________________        By:________________________
Name Printed: John T. La Duc       Name Printed: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

OXNARD FORGE DIE COMPANY, INC.     KAISER ALUMINIUM
                                     INTERNATIONAL, INC.

By: _______________________        By:________________________
Name Printed: John T. La Duc       Name Printed: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

KAISER ALUMINA AUSTRALIA           KAISER FINANCE CORPORATION
  CORPORATION

By: _______________________        By:________________________
Name Printed: John T. La Duc       Name Printed: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

ALPART JAMAICA INC.                KAISER JAMAICA CORPORATION

By: _______________________        By:________________________
Name Printed: John T. La Duc       Name Printed: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

KAISER BAUXITE COMPANY             KAISER EXPORT COMPANY

By: _______________________        By:________________________
Name Printed: John T. La Duc       Name Printed: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

                            EXHIBIT A

          SECOND AMENDMENT TO COMPANY SECURITY AGREEMENT
         -----------------------------------------------


          THIS SECOND AMENDMENT TO COMPANY SECURITY AGREEMENT (this "Amendment"), dated as of December 11, 1995, is by and
       ---------
between Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), and BankAmerica Business Credit,
                  -------
Inc., a Delaware corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent"). Capitalized terms used, but not defined,
               -----
herein shall have the meanings given to such terms in the Credit Agreement, as amended by the Fifth Amendment.

                       W I T N E S S E T H:


          WHEREAS, the Company, Kaiser Aluminum Corporation, the various financial institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and, individually, a "Lender"), and the Agent are
 -------                        ------
parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20, 1995, and the Fourth Amendment to Credit Agreement, dated as of October 17, 1995 (the "Credit Agreement"); and
 ----------------

          WHEREAS, as of the date hereof the Company, the Parent
Guarantor, the Lenders and the Agent are entering into a Fifth
Amendment to Credit Agreement (the "Fifth Amendment"); and
                                    ---------------

          WHEREAS, the Company and the Agent are parties to the Company Security Agreement, Financing Statement and Conditional Assignment of Patents and Trademarks, dated as of February 15, 1994, as amended by the First Amendment to Company Security Agreement, dated as of July 21, 1994 (the "Company Security
                                           ----------------
Agreement"), and have agreed to amend the Company Security
---------
Agreement as herein provided; and

          WHEREAS, the Required Lenders have consented to the execution and delivery of this Amendment by the Agent;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.  Amendment to Company Security Agreement.
                      ---------------------------------------

               A.   Clause (d) of Section 2 of the Company
                    ----------    ---------
Security Agreement is hereby amended to read in its entirety as follows:

               "Chattel Paper, Documents (including all Documents covering Goods of the Company), Instruments, Certificated Securities, and Uncertificated Securities, but excluding, however, Securities representing the Company's ownership interest in any of its Subsidiaries (other than, to the extent provided in clause (j) of this Section 2, KMH and Texas Holdings) or Joint
----------         ---------
Venture Affiliates;"

               B.   Section 2 of the Company Security Agreement
                    ---------
is hereby amended by (i) deleting the word "and" at the end of clause (h) thereof; (ii) adding the word "and" at the end of
----------
clause (i) thereof; and (iii) adding the following as new clause
----------                                                ------
(j) thereof:
---

"(j) All of the Company's right, title and interest as a member in and to KMH and Texas Holdings (collectively, the "Pledged Interests") to receive money due and to
               -----------------
          become due (including, without limitation,
          distributions, interest, income from the properties and assets of KMH and Texas Holdings and returns of capital) under or pursuant to the certificate of formation, articles of organization, regulations, limited liability company agreement or any other organizational documents of KMH and Texas Holdings governing the rights and obligations of the members thereof (collectively, the 'Organizational
                                      --------------
          Agreements'), to receive payments or distributions of
          ----------
          property in kind upon termination or liquidation of KMH or Texas Holdings or the Company's interest in KMH or Texas Holdings and to receive any other payments or distributions, whether cash or non-cash, in respect of the Company's interests in KMH or Texas Holdings (collectively, 'LLC Distributions');"
                          -----------------

               C.   Section 4 of the Company Security Agreement
                    ---------
is hereby amended by adding the following at the end thereof:

     "This Agreement shall not in any way be deemed to obligate the Agent, any Secured Lender or any purchaser at a foreclosure sale under this Agreement to assume any of the Company's obligations, duties, expenses or liabilities under the Organizational Agreements (including, without limitation, the Company's obligations as a member for the debts and obligations of KMH and Texas Holdings and to manage the business and affairs of KMH and Texas Holdings), unless and until the Agent, any Secured Lender or purchaser otherwise agrees to become, and becomes in accordance with the applicable Organizational Agreements, a member of KMH or Texas Holdings, as the case may be."

               D.   The Company Security Agreement is hereby
amended by adding the following as new Section 20 thereof:
                                       ----------

          "SECTION  20.  LLC Distributions
                         -----------------

          (a) Subject to the provisions of the Credit Agreement, the Company shall be entitled to receive and retain any and all LLC Distributions paid unless an Event of Default under
     Section 10.1.1 of the Credit Agreement has occurred and is
     --------------
     continuing or unless and until it receives notice, given with the consent of the Required Lenders during the continuance of any other Event of Default, from the Agent that such right has been suspended; provided, however, that
                                         --------  -------
     any and all

               (i) LLC Distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Pledged
          Interests,

               (ii) LLC Distributions paid or payable in cash in respect of any Pledged Interests in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, or returns of capital, and

               (iii) cash paid, payable, or otherwise distributed in redemption of or in exchange for any Pledged
          Interests,

shall be, and shall forthwith be delivered to the Agent to hold as, Collateral (unless such LLC Distributions or cash are (A) otherwise subject to a Lien in favor of the Agent pursuant to any other Loan Document, (B) in the case of cash, applied to repay Loans under the Credit Agreement, or (C) real property, plant or equipment which, if acquired by the Company after the date hereof, would not be required to be subject to a Lien in favor of the Agent under the terms of the Credit Agreement) and shall, if received by the Company, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Company and be forthwith delivered (if required to be delivered hereunder) to the Agent as Collateral in the same form as so received (with all necessary endorsements).

     (b) The Agent shall promptly execute and deliver (or cause to be executed and delivered) to the Company all such documents and instruments as the Company may from time to time reasonably request for the purpose of enabling the Company to receive the LLC Distributions which it is authorized to receive and retain pursuant to clause (a) above.
            ----------

     (c) Upon the occurrence and during the continuance of an Event of Default under Section 10.1.1 of the Credit Agreement or
                       --------------
upon receipt by the Company of notice from the Agent, given with the consent of the Required Lenders during the continuance of any other Event of Default, all rights of the Company to receive the LLC Distributions which it would otherwise be authorized to receive and retain pursuant to clause (a) shall be suspended, and
                               ----------
all such rights shall thereupon become vested in the Agent which shall thereupon (during the continuance of such Event of Default) have the sole right to receive and hold as Collateral such LLC Distributions.

     (d) All LLC Distributions which are received by the Company contrary to the provisions of clause (c) shall be received in
                              ----------
trust for the benefit of the Agent, shall be segregated from other funds of the Company and shall forthwith be paid over to the Agent as Collateral in the same form as so received (with any necessary endorsements). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this clause (d) shall be retained by the Agent as additional
        ----------
Collateral hereunder and be applied in accordance with the provisions hereof.

     (e) In order to permit the Agent to receive all LLC Distributions which it is entitled to receive under clause (a) or
                                                   ----------
clause (c), the Company shall promptly execute and deliver (or
----------
cause to be executed and delivered) to the Agent all such documents or instruments as the Agent may from time to time reasonably request."


          Section 2.  Company's Representations and Warranties.
                      ----------------------------------------

          In order to induce the Agent to enter into this Amendment and to amend the Company Security Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, the Company represents and warrants to each Lender and the Agent that, as of the Fifth Amendment Effective Date (as defined in the Fifth Amendment) after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

          A.   Authorization of Agreements.  The execution and
               ---------------------------
delivery of this Amendment by the Company and the performance of the Company Security Agreement as amended by this Amendment (the "Amended Agreement") by the Company are within the Company's
 -----------------
corporate powers and have been duly authorized by all necessary corporate action on the part of the Company.

          B.   No Conflict.  The execution and delivery by the
               -----------
Company of this Amendment and the performance by the Company of the Amended Agreement do not:

               (1) contravene the Company's Organic Documents or the Organizational Agreements;

               (2)  contravene the Senior Indenture or the
Subordinated Indenture or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting the Company or any of its Subsidiaries; or

               (3)  result in, or require the creation or
imposition of, any Lien on any of the Company's properties, other than pursuant to the Loan Documents.

          C.   Binding Obligation.  This Amendment has been duly
               ------------------
executed and delivered by the Company and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

          D.   Governmental Approval, Regulation, etc.  No
               ----------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by the Company, the pledge of and grant by the Company of a security interest in the Company's interest in the LLC Distributions or the perfection of such security interest, other than the filing of appropriate financing statements.

          E.   Organizational Agreements.  With such exceptions,
               --------------------------
if any, as are not in the aggregate material to the Collateral taken as whole, no default by the Company or any other member exists under any of the Organizational Agreements to which it is a party and no event has occurred or exists which, with notice or lapse of time or both, would constitute a default by the Company thereunder and each of the Organizational Agreements has been duly authorized, executed and delivered by the Company and is in full force and effect and has not been amended or modified except as disclosed to the Agent. There are no outstanding rights to purchase, or other agreements that require the issuance of, any membership interests in KMH or Texas Holdings. The Company's interest in KMH and Texas Holdings are not evidenced by certificates or instruments. The Company shall cause KMH and Texas Holdings to register the pledge of the Company's interests on their respective books and records.

          Section 3.  Miscellaneous.
                      -------------

          A.   Reference to and Effect on the Company Security
               ------------------------------------------------
Agreement and the Other Loan Documents.
--------------------------------------

               (1) On and after the Fifth Amendment Effective Date, each reference in the Company Security Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Company Security Agreement, and each reference in the other Loan Documents to the "Company Security Agreement", "thereunder", "thereof" or words of like import referring to the Company Security Agreement shall mean and be a reference to the Amended Agreement.

               (2)  Except as specifically amended by this
Amendment, the Company Security Agreement shall remain in full force and effect and is hereby ratified and confirmed.

               (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Company Security Agreement.

          B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO
               --------------
BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

          C.   Headings.  The various headings of this Amendment
               --------
are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

          D.   Counterparts.  This Agreement may be executed by
               ------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          E.   Severability.  Any provision of this Amendment
               ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.


KAISER ALUMINUM & CHEMICAL         BANKAMERICA BUSINESS CREDIT,
   CORPORATION                        INC., as Agent



By:                                By:
Name: John T. La Duc               Name: Michael J. Jasaitis
Its: Vice President,               Its: Vice President
     Chief Financial Officer
     and Treasurer

                            EXHIBIT B

        SECOND AMENDMENT TO SUBSIDIARY SECURITY AGREEMENT
        -------------------------------------------------


          THIS SECOND AMENDMENT TO SUBSIDIARY SECURITY AGREEMENT (this "Amendment"), dated as of December 11, 1995, is by and
       ---------
among Akron Holding Corporation, an Ohio corporation, Kaiser Alumina Australia Corporation, a Delaware corporation, Kaiser Aluminium International, Inc., a Delaware corporation, Kaiser Aluminum & Chemical Investment, Inc., a Delaware corporation, Kaiser Aluminum Properties, Inc., a Delaware corporation, Kaiser Aluminum Technical Services, Inc., a California corporation, Kaiser Finance Corporation, a Delaware corporation, and Oxnard Forge Die Company, Inc., a California corporation (collectively, the "Existing Kaiser Subsidiaries" and individually, an "Existing
     ----------------------------                       ---------
Kaiser Subsidiary"), Kaiser Micromill Holdings, LLC, a limited
-----------------
liability company organized under the laws of Delaware, Kaiser Sierra Micromills, LLC, a limited liability company organized under the laws of Delaware, Kaiser Texas Sierra Micromills, LLC, a limited liability company organized under the laws of Texas, and Kaiser Texas Micromill Holdings, LLC, a limited liability company organized under the laws of Texas (collectively, the "New
                                                             ----
Kaiser Subsidiaries" and individually, a "New Kaiser
-------------------                       ----------
Subsidiary"), and BankAmerica Business Credit, Inc., a Delaware
----------
corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent").
                                                       -----
Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement, as amended by the Fifth Amendment.

                       W I T N E S S E T H:

          WHEREAS, Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), Kaiser Aluminum
                           -------
Corporation, a Delaware corporation (the "Parent Guarantor"), the
                                         -----------------
various financial institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and, individually, a "Lender"), and the Agent are
 -------                        ------
parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20, 1995, and the Fourth Amendment to Credit Agreement, dated as of October 17, 1995 (the "Credit Agreement"); and
 ----------------

          WHEREAS, as of the date hereof the Company, the Parent
Guarantor, the Lenders and the Agent are entering into a Fifth
Amendment to Credit Agreement (the "Fifth Amendment"); and
                                    ---------------

          WHEREAS, the Existing Kaiser Subsidiaries and the Agent are parties to the Subsidiary Security Agreement, Financing Statement and Conditional Assignment of Patents and Trademarks, dated as of February 15, 1994, as amended by the First Amendment to Subsidiary Security Agreement, dated as of July 21, 1994 (the "Subsidiary Security Agreement"), and have agreed to amend the
 -----------------------------
Subsidiary Security Agreement as herein provided; and

          WHEREAS, the New Kaiser Subsidiaries are required as a condition to the effectiveness of the Fifth Amendment to execute this Amendment; and

          WHEREAS, the Required Lenders have consented to the execution and delivery of this Amendment by the Agent;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.  Amendment to Subsidiary Security Agreement.
                      ------------------------------------------

               A.   Clause (d) of Section 2 of the Subsidiary
                    ----------    ---------
Security Agreement is hereby amended to read in its entirety as follows:

               "Chattel Paper, Documents (including all Documents covering Goods of such Kaiser Subsidiary), Instruments, Certificated Securities, and Uncertificated Securities, but excluding, however, Securities representing such Kaiser Subsidiary's ownership interest in any other Subsidiary of the Company (other than, to the extent provided in clause (j) of this
                                              ----------
Section 2, KMH, KSM and Texas Sierra) or Joint Venture
---------
Affiliates;"

               B.   Section 2 of the Subsidiary Security
                    ---------
Agreement is hereby amended by (i) deleting the word "and" at the end of clause (h) thereof; (ii) adding the word "and" at the end
       ----------
of clause (i) thereof; and (iii) adding the following as new
   ----------
clause (j) thereof:
----------

"(j) All of each Kaiser Subsidiary's right, title and interest as a member in and to KMH, KSM and Texas Sierra (collectively, the "Pledged Interests") to
                                     -----------------
          receive money due and to become due (including, without limitation, distributions, interest, income from the properties and assets of KMH, KSM and Texas Sierra and returns of capital) under or pursuant to the certificate of formation, articles of organization, regulations, limited liability company agreement or any other organizational documents of KMH, KSM and Texas Sierra governing the rights and obligations of the members thereof (collectively, the 'Organizational
                                              --------------
          Agreements'), to receive payments or distributions of
          ----------
          property in kind upon termination or liquidation of

          KMH, KSM or Texas Sierra or such Kaiser Subsidiary's
          interest in KMH, KSM or Texas Sierra and to receive any
          other payments or distributions, whether cash or non-cash, in respect of such Kaiser Subsidiary's interests in KMH, KSM or Texas Sierra (collectively, `LLC
                                                      ----
          Distributions');"
          -------------

               C.   Section 4 of the Subsidiary Security
                    ---------
Agreement is hereby amended by adding the following at the end thereof:

     "This Agreement shall not in any way be deemed to obligate the Agent, any Secured Lender or any purchaser at a foreclosure sale under this Agreement to assume any of such Kaiser Subsidiary's obligations, duties, expenses or liabilities under the Organizational Agreements (including, without limitation, such Kaiser Subsidiary's obligations as a member for the debts and obligations of KMH, KSM and Texas Sierra and to manage the business and affairs of KMH, KSM and Texas Sierra), unless and until the Agent, any Secured Lender or purchaser otherwise agrees to become, and becomes in accordance with the applicable Organizational Agreements, a member of KMH, KSM or Texas Sierra, as the case may be."

               D.   Clauses (a) and (b) of Section 5 of the
                    ------------    ---    ---------
Subsidiary Security Agreement are hereby amended to read in their entirety as follows:

          "(a) It is a corporation or a limited liability company validly organized or formed, as the case may be, and existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be, and has full corporate power or company power, as the case may be, and authority to enter into and perform this Agreement.

          "(b) The execution, delivery, and performance of this Agreement are within the corporate powers or company powers, as the case may be, of such Kaiser Subsidiary and have been duly authorized by all necessary corporate action or company action, as the case may be, on the part of such Kaiser Subsidiary."

               E.   Clause (d) of Section 7 of the Subsidiary
                    ----------    ---------
Security Agreement is hereby amended to read in its entirety as follows:

          "(d) Notify the Agent of any change in such Kaiser
     Subsidiary's name, identity or organizational structure within 15 days of such change."

               F.   The Subsidiary Security Agreement is hereby
amended by adding the following as new Section 20 thereof:
                                       ----------

          "SECTION  20.  LLC Distributions
                         -----------------

          (a) Subject to the provisions of the Credit Agreement, each Kaiser Subsidiary shall be entitled to receive and retain any and all LLC Distributions paid unless an Event of Default under Section 10.1.1 of the Credit Agreement has
                   --------------
     occurred and is continuing or unless and until it receives notice, given with the consent of the Required Lenders during the continuance of any other Event of Default, from the Agent that such right has been suspended; provided,
                                                   --------
     however, that any and all
     -------

               (i) LLC Distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Pledged
          Interests,

               (ii) LLC Distributions paid or payable in cash in respect of any Pledged Interests in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, or returns of capital, and

               (iii) cash paid, payable, or otherwise distributed in redemption of or in exchange for any Pledged
          Interests,

shall be, and shall forthwith be delivered to the Agent to hold as, Collateral (unless such LLC Distributions or cash are (A) otherwise subject to a Lien in favor of the Agent pursuant to any other Loan Document, (B) in the case of cash, applied to repay Loans under the Credit Agreement, or (C) real property, plant or equipment which, if acquired by any Kaiser Subsidiary after the date hereof, would not be required to be subject to a Lien in favor of the Agent under the terms of the Credit Agreement) and shall, if received by such Kaiser Subsidiary, be received in trust for the benefit of the Agent, be segregated from the other property or funds of such Kaiser Subsidiary and be forthwith delivered (if required to be delivered hereunder) to the Agent as Collateral in the same form as so received (with all necessary endorsements).

     (b) The Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Kaiser Subsidiary all such documents and instruments as such Kaiser Subsidiary may from time to time reasonably request for the purpose of enabling such Kaiser Subsidiary to receive the LLC Distributions which it is authorized to receive and retain pursuant to clause (a) above.
                                             ----------

     (c) Upon the occurrence and during the continuance of an Event of Default under Section 10.1.1 of the Credit Agreement or
                       --------------
upon receipt by the Kaiser Subsidiary of notice from the Agent, given with the consent of the Required Lenders during the continuance of any other Event of Default, all rights of such Kaiser Subsidiary to receive the LLC Distributions which it would otherwise be authorized to receive and retain pursuant to clause
                                                          ------
(a) shall be suspended, and all such rights shall thereupon
---
become vested in the Agent which shall thereupon (during the continuance of such Event of Default) have the sole right to receive and hold as Collateral such LLC Distributions.

     (d) All LLC Distributions which are received by any Kaiser Subsidiary contrary to the provisions of clause (c) shall be
                                         ----------
received in trust for the benefit of the Agent, shall be segregated from other funds of such Kaiser Subsidiary and shall forthwith be paid over to the Agent as Collateral in the same form as so received (with any necessary endorsements). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this clause (d) shall be
                                         ----------
retained by the Agent as additional Collateral hereunder and be applied in accordance with the provisions hereof.

     (e) In order to permit the Agent to receive all LLC Distributions which it is entitled to receive under clause (a) or
                                                   ----------
clause (c), each Kaiser Subsidiary shall promptly execute and
----------
deliver (or cause to be executed and delivered) to the Agent all such documents or instruments as the Agent may from time to time reasonably request."

          Section 2.  Addition of New Kaiser Subsidiaries.
                      -----------------------------------

          On and after the Fifth Amendment Effective Date (as defined in the Fifth Amendment), the New Kaiser Subsidiaries shall be parties to the Subsidiary Security Agreement and the terms "Kaiser Subsidiary" and "Kaiser Subsidiaries" (as used in the Subsidiary Security Agreement) shall include and also be a reference to the New Kaiser Subsidiaries. Schedules I through VI of the Subsidiary Security Agreement are hereby amended to include the information set forth on Schedules I through VI hereto with respect to the New Kaiser Subsidiaries.

          Section 3.  Kaiser Subsidiaries' Representations and
                      ----------------------------------------
Warranties.
----------

          In order to induce the Agent to enter into this Amendment and to amend the Subsidiary Security Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, each Kaiser Subsidiary (including each New Kaiser Subsidiary) represents and warrants to each Lender and the Agent that, as of the Fifth Amendment Effective Date after giving effect to the effectiveness of this

Amendment, the following statements are true and correct in all material respects:

          A.   Authorization of Agreements.  The execution and
               ---------------------------
delivery of this Amendment by such Kaiser Subsidiary and the performance of the Subsidiary Security Agreement as amended by this Amendment (the "Amended Agreement") by such Kaiser
                     -----------------
Subsidiary are within such Kaiser Subsidiary's corporate powers or company powers, as the case may be, and have been duly authorized by all necessary corporate action or company action, as the case may be, on the part of such Kaiser Subsidiary.

          B.   No Conflict.  The execution and delivery by such
               -----------
Kaiser Subsidiary of this Amendment and the performance by such Kaiser Subsidiary of the Amended Agreement do not:

               (1)  contravene such Kaiser Subsidiary's Organic
Documents or the Organizational Agreements;

               (2)  contravene the Senior Indenture or the
Subordinated Indenture or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Kaiser Subsidiary or any of its Subsidiaries; or

               (3)  result in, or require the creation or
imposition of, any Lien on any of such Kaiser Subsidiary's properties, other than pursuant to the Loan Documents.

          C.   Binding Obligation.  This Amendment has been duly
               ------------------
executed and delivered by such Kaiser Subsidiary and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of such Kaiser Subsidiary, enforceable against such Kaiser Subsidiary in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

          D.   Governmental Approval, Regulation, etc.  No
               ---------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by such Kaiser Subsidiary, the pledge of and grant by such Kaiser Subsidiary of a security interest in such Kaiser Subsidiary's interest in the LLC Distributions or the perfection of such security interest, other than the filing of appropriate financing statements.

          E.   Organizational Agreements.  With such exceptions,
               --------------------------
if any, as are not in the aggregate material to the Collateral taken as a whole, no default by such Kaiser Subsidiary or any other member exists under any of the Organizational Agreements to which it is a party and no event has occurred or exists which, with notice or lapse of time or both, would constitute a default by such Kaiser Subsidiary thereunder and each of the Organizational Agreements has been duly authorized, executed and delivered by such Kaiser Subsidiary and is in full force and effect and has not been amended or modified except as disclosed to the Agent. There are no outstanding rights to purchase, or other agreements that require the issuance of, any membership interests in KHM, KSM or Texas Sierra. Such Kaiser Subsidiary's interest in KHM, KSM and Texas Sierra are not evidenced by certificates or instruments. Such Kaiser Subsidiary shall cause KHM, KSM and Texas Sierra to register the pledge of such Kaiser Subsidiary's interests on their respective books and records.

          Section 4.  Miscellaneous.
                      -------------

          A.   Reference to and Effect on the Subsidiary Security
               --------------------------------------------------
Agreement and the Other Loan Documents.
--------------------------------------

               (1) On and after the Fifth Amendment Effective Date, each reference in the Subsidiary Security Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Subsidiary Security Agreement, and each reference in the other Loan Documents to the "Subsidiary Security Agreement", "thereunder", "thereof" or words of like import referring to the Subsidiary Security Agreement shall mean and be a reference to the Amended Agreement.

               (2)  Except as specifically amended by this
Amendment, the Subsidiary Security Agreement shall remain in full force and effect and is hereby ratified and confirmed.

               (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Subsidiary Security Agreement.

          B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO
               --------------
BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

          C.   Headings.  The various headings of this Amendment
               --------
are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

          D.   Counterparts.  This Agreement may be executed by
               -------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          E.   Severability.  Any provision of this Amendment
               ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

BANKAMERICA BUSINESS CREDIT,
INC., as Agent


By:
Name:Michael J. Jasaitis
Its: Vice President


AKRON HOLDING CORPORATION          KAISER ALUMINUM & CHEMICAL
                                     INVESTMENT, INC.

By:                                By:
Name: John T. La Duc               Name: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

KAISER ALUMINUM PROPERTIES,        KAISER ALUMINUM TECHNICAL
   INC.                               SERVICES, INC.

By:                                By:
Name: John T. La Duc               Name: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

OXNARD FORGE DIE COMPANY, INC.     KAISER ALUMINIUM
                                     INTERNATIONAL, INC.

By:                                By:
Name: John T. La Duc               Name: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

KAISER ALUMINA AUSTRALIA           KAISER FINANCE CORPORATION
  CORPORATION

By:                                By:
Name: John T. La Duc               Name: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

KAISER MICROMILL HOLDINGS, LLC     KAISER SIERRA MICROMILLS, LLC


By:                                By:
Name: John T. La Duc               Name: John T. La Duc
Its: Manager                       Its: Vice President,
                                        Chief Financial Officer
                                        and Treasurer

KAISER TEXAS SIERRA MICROMILLS,    KAISER TEXAS MICROMILL
LLC                                HOLDINGS, LLC

By:                                By:
Name: John T. La Duc               Name: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

                            EXHIBIT C

             SECOND AMENDMENT TO SUBSIDIARY GUARANTY
             ---------------------------------------


          THIS SECOND AMENDMENT TO SUBSIDIARY GUARANTY (this "Amendment"), dated as of December 11, 1995, is by and among
 ---------
Akron Holding Corporation, an Ohio corporation, Alpart Jamaica Inc., a Delaware corporation, Kaiser Alumina Australia Corporation, a Delaware corporation, Kaiser Aluminium International, Inc., a Delaware corporation, Kaiser Aluminum & Chemical Investment, Inc., a Delaware corporation, Kaiser Aluminum Properties, Inc., a Delaware corporation, Kaiser Aluminum Technical Services, Inc., a California corporation, Kaiser Finance Corporation, a Delaware corporation, Kaiser Jamaica Corporation, a Delaware corporation, and Oxnard Forge Die Company, Inc., a California corporation (collectively, the "Existing Kaiser Subsidiaries" and individually, an "Existing
 ----------------------------                        --------
Kaiser Subsidiary"), Kaiser Micromill Holdings, LLC, a limited
-----------------
liability company organized under the laws of Delaware, Kaiser Sierra Micromills, LLC, a limited liability company organized under the laws of Delaware, Kaiser Texas Sierra Micromills, LLC, a limited liability company organized under the laws of Texas, and Kaiser Texas Micromill Holdings, LLC, a limited liability company organized under the laws of Texas (collectively, the "New
                                                             ----
Kaiser Subsidiaries" and individually, a "New Kaiser
-------------------                       ----------
Subsidiary"), and BankAmerica Business Credit, Inc., a Delaware
----------
corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent").
                                                       -----
Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement, as amended by the Fifth Amendment.

                       W I T N E S S E T H:

          WHEREAS, Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), Kaiser Aluminum
                           -------
Corporation, a Delaware corporation (the "Parent Guarantor"), the
                                          ----------------
various financial institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and, individually, a "Lender"), and the Agent are
 -------                        ------
parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20, 1995, and the Fourth Amendment to Credit Agreement, dated as of October 17, 1995 (the "Credit Agreement"); and
 ----------------

          WHEREAS, as of the date hereof the Company, the Parent
Guarantor, the Lenders and the Agent are entering into a Fifth
Amendment to Credit Agreement (the "Fifth Amendment"); and
                                    ---------------

          WHEREAS, the Existing Kaiser Subsidiaries are parties to the Subsidiary Guaranty, dated as of February 15, 1994, as amended by the First Amendment to Subsidiary Guaranty, dated as of July 21, 1994 (the "Subsidiary Guaranty"), and have agreed to
                       -------------------
amend the Subsidiary Guaranty as herein provided; and

          WHEREAS, the New Kaiser Subsidiaries are required as a condition to the effectiveness of the Fifth Amendment to execute this Amendment; and

          WHEREAS, the Required Lenders have consented to the execution and delivery of this Amendment by the Agent;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.  Amendment to Subsidiary Guaranty.
                      --------------------------------

               A.   Section 3.1 of the Subsidiary Guaranty is
                    -----------
hereby amended to read in its entirety as follows:

          "SECTION 3.1.  Organization, etc.  Such undersigned is
                         ------------------
     a corporation or a limited liability company validly organized or formed, as the case may be, and existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be, and has full corporate power or company power, as the case may be, and authority to enter into and perform its obligations under this Guaranty."

               B.   Section 3.2 of the Guaranty is hereby amended
                    -----------
to read in its entirety as follows:

          "SECTION 3.2.  Due Authorization, Non-Contravention,
                         -------------------------------------
etc.  The execution, delivery, and performance of this Guaranty
---
are within the corporate powers or company powers, as the case may be, of such undersigned, have been duly authorized by all necessary corporate action or company action, as the case may be, on the part of such undersigned, and do not contravene such undersigned's Organic Documents, or contravene any contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect, or contravene any law or governmental regulation or court decree or order binding upon or affecting such undersigned, or result in, or require the creation or imposition of, any Lien on any of such undersigned's properties, other than pursuant to this Guaranty or any other Loan Document."

          Section 2.  Addition of New Kaiser Subsidiaries.
                      -----------------------------------

          On and after the Fifth Amendment Effective Date (as defined in the Fifth Amendment), the New Kaiser Subsidiaries shall be parties to the Subsidiary Guaranty and the terms
"Guarantor" and "Guarantors" (as used in the Subsidiary Guaranty) shall include and also be a reference to the New Kaiser
Subsidiaries.

          Section 3.  Guarantors' Representations and Warranties.
                      ------------------------------------------

          In order to induce the Agent to enter into this Amendment and to amend the Subsidiary Guaranty in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, each Guarantor (including each New Kaiser Subsidiary) represents and warrants to each Lender and the Agent that, as of the Fifth Amendment Effective Date after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

          A.   Authorization of Agreements.  The execution and
               ---------------------------
delivery of this Amendment by such Guarantor and the performance of the Subsidiary Guaranty as amended by this Amendment (the "Amended Agreement") by such Guarantor are within such
 ------------------
Guarantor's corporate powers or company powers, as the case may be, and have been duly authorized by all necessary corporate action or company action, as the case may be, on the part of such Guarantor.

          B.   No Conflict.  The execution and delivery by such
               -----------
Guarantor of this Amendment and the performance by such Guarantor of the Amended Agreement do not:

               (1) contravene such Guarantor's Organic Documents or the Organizational Agreements;

               (2)  contravene the Senior Indenture or the
Subordinated Indenture or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Guarantor or any of its Subsidiaries; or

               (3)  result in, or require the creation or
imposition of, any Lien on any of such Guarantor's properties, other than pursuant to the Loan Documents.

          C.   Binding Obligation.  This Amendment has been duly
               ------------------
executed and delivered by such Guarantor and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

          D.   Governmental Approval, Regulation, etc.  No
               ---------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by such Guarantor.

          Section 4.  Miscellaneous.
                      -------------

          A.   Reference to and Effect on the Subsidiary Guaranty
               --------------------------------------------------
and the Other Loan Documents.
----------------------------

               (1) On and after the Fifth Amendment Effective Date, each reference in the Subsidiary Guaranty to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Subsidiary Guaranty, and each reference in the other Loan Documents to the "Subsidiary Guaranty", "thereunder", "thereof" or words of like import referring to the Subsidiary Guaranty shall mean and be a reference to the Amended Agreement.

               (2)  Except as specifically amended by this
Amendment, the Subsidiary Guaranty shall remain in full force and effect and is hereby ratified and confirmed.

               (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Subsidiary Guaranty.

          B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO
               --------------
BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

          C.   Headings.  The various headings of this Amendment
               --------
are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

          D.   Counterparts.  This Agreement may be executed by
               -------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          E.   Severability.  Any provision of this Amendment
               -------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

BANKAMERICA BUSINESS CREDIT,
INC., as Agent


By:
Name:Michael J. Jasaitis
Its: Vice President


AKRON HOLDING CORPORATION          KAISER ALUMINUM & CHEMICAL
                                     INVESTMENT, INC.

By:                                By:
Name: John T. La Duc               Name: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

ALPART JAMAICA, INC.               KAISER JAMAICA CORPORATION


By:                                By:
Name: John T. La Duc               Name: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

KAISER ALUMINUM PROPERTIES,        KAISER ALUMINUM TECHNICAL
   INC.                               SERVICES, INC.

By:                                By:
Name: John T. La Duc               Name: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

OXNARD FORGE DIE COMPANY, INC.     KAISER ALUMINIUM
                                     INTERNATIONAL, INC.

By:                                By:
Name: John T. La Duc               Name: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

KAISER ALUMINA AUSTRALIA           KAISER FINANCE CORPORATION
  CORPORATION

By:                                By:
Name: John T. La Duc               Name: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

KAISER MICROMILL HOLDINGS, LLC     KAISER SIERRA MICROMILLS, LLC


By:                                By:
Name: John T. La Duc               Name: John T. La Duc
Its: Manager                       Its: Vice President,
                                        Chief Financial Officer
                                        and Treasurer

KAISER TEXAS SIERRA MICROMILLS,    KAISER TEXAS MICROMILL
LLC                                HOLDINGS, LLC

By:                                By:
Name: John T. La Duc               Name: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

                            EXHIBIT D

         SECOND AMENDMENT TO SUBSIDIARY PLEDGE AGREEMENT
         -----------------------------------------------


          THIS SECOND AMENDMENT TO SUBSIDIARY PLEDGE AGREEMENT (this "Amendment"), dated as of December 11, 1995, is by and
       ---------
among Akron Holding Corporation, an Ohio corporation, Kaiser Alumina Australia Corporation, a Delaware corporation, Kaiser Aluminium International, Inc., a Delaware corporation, Kaiser Aluminum & Chemical Investment, Inc., a Delaware corporation, Kaiser Aluminum Properties, Inc., a Delaware corporation, Kaiser Aluminum Technical Services, Inc., a California corporation, Kaiser Finance Corporation, a Delaware corporation, and Oxnard Forge Die Company, Inc., a California corporation (collectively, the "Existing Kaiser Subsidiaries" and individually, an "Existing
     ----------------------------                       --------
Kaiser Subsidiary"), Kaiser Micromill Holdings, LLC, a limited
-----------------
liability company organized under the laws of Delaware, Kaiser Sierra Micromills, LLC, a limited liability company organized under the laws of Delaware, Kaiser Texas Sierra Micromills, LLC, a limited liability company organized under the laws of Texas, and Kaiser Texas Micromill Holdings, LLC, a limited liability company organized under the laws of Texas (collectively, the "New
                                                             ----
Kaiser Subsidiaries" and individually, a "New Kaiser
-------------------                       -----------
Subsidiary"), and BankAmerica Business Credit, Inc., a Delaware
----------
corporation, as agent for the Secured Lenders (as defined in the Credit Agreement referred to below) (in such capacity, together with its successors and assigns in such capacity, the "Agent").
                                                       ------
Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement, as amended by the Fifth Amendment.

                       W I T N E S S E T H:

          WHEREAS, Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), Kaiser Aluminum
                           -------
Corporation, a Delaware corporation (the "Parent Guarantor"), the
                                         -----------------
various financial institutions that are or may from time to time become parties to the Credit Agreement (collectively, the "Lenders" and, individually, a "Lender"), and the Agent are
 -------                        ------
parties to the Credit Agreement, dated as of February 15, 1994, as amended by the First Amendment to Credit Agreement, dated as of July 21, 1994, the Second Amendment to Credit Agreement, dated as of March 10, 1995, the Third Amendment to Credit Agreement and Acknowledgment, dated as of July 20, 1995, and the Fourth Amendment to Credit Agreement, dated as of October 17, 1995 (the "Credit Agreement"); and
 ----------------

          WHEREAS, as of the date hereof the Company, the Parent
Guarantor, the Lenders and the Agent are entering into a Fifth
Amendment to Credit Agreement (the "Fifth Amendment"); and
                                    ---------------

          WHEREAS, the Existing Kaiser Subsidiaries and the Agent are parties to the Subsidiary Pledge Agreement, dated as of February 15, 1994, as amended by the First Amendment to Subsidiary Pledge Agreement, dated as of July 21, 1994 (the "Subsidiary Pledge Agreement"), and have agreed to amend the
 ---------------------------
Subsidiary Pledge Agreement as herein provided; and

          WHEREAS, the New Kaiser Subsidiaries are required as a condition to the effectiveness of the Fifth Amendment to execute this Amendment; and

          WHEREAS, the Required Lenders have consented to the execution and delivery of this Amendment by the Agent;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1.  Amendment to Subsidiary Pledge Agreement.
                      ----------------------------------------

               A.   Section 3.1 of the Subsidiary Pledge
                    -----------
Agreement is hereby amended to read in its entirety as follows:

          "SECTION 3.1.  Organization, etc.  Such Pledgor is a
                         ------------------
     corporation or a limited liability company validly organized or formed, as the case may be, and existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be, and has full corporate power or company power, as the case may be, and authority to enter into and perform its obligations under this Agreement."

               B.   Section 3.2 of the Subsidiary Pledge
                    -----------
Agreement is hereby amended to read in its entirety as follows:

          "SECTION 3.2.  Due Authorization, Non-Contravention,
                         -------------------------------------
     etc.  The execution, delivery, and performance of this
     ----
     Agreement are within the corporate powers or company powers, as the case may be, of such Pledgor, have been duly authorized by all necessary corporate action or company action, as the case may be, on the part of such Pledgor, and do not contravene such Pledgor's Organic Documents, or contravene any contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect, or contravene any law or governmental regulation or court decree or order binding upon or affecting such Pledgor, or result in, or require the creation or imposition of, any Lien on any of such Pledgor's properties, other than pursuant to this Agreement or any other Loan Document."

          Section 2.  Addition of New Kaiser Subsidiaries.
                      -----------------------------------

          On and after the Fifth Amendment Effective Date (as defined in the Fifth Amendment), the New Kaiser Subsidiaries shall be parties to the Subsidiary Pledge Agreement and the terms "Pledgor" and "Pledgors" (as used in the Subsidiary Pledge Agreement) shall include and also be a reference to the New Kaiser Subsidiaries.

          Section 3.  Pledgors' Representations and Warranties.
                      ----------------------------------------

          In order to induce the Agent to enter into this Amendment and to amend the Subsidiary Pledge Agreement in the manner provided herein, and to induce the Required Lenders to consent to such action by the Agent, each Pledgor (including each New Kaiser Subsidiary) represents and warrants to each Lender and the Agent that, as of the Fifth Amendment Effective Date after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

          A.   Authorization of Agreements.  The execution and
               ----------------------------
delivery of this Amendment by such Pledgor and the performance of the Subsidiary Pledge Agreement as amended by this Amendment (the "Amended Agreement") by such Pledgor are within such Pledgor's
 -----------------
corporate powers or company powers, as the case may be, and have been duly authorized by all necessary corporate action or company action, as the case may be, on the part of such Pledgor.

          B.   No Conflict.  The execution and delivery by such
               ------------
Pledgor of this Amendment and the performance by such Pledgor of the Amended Agreement do not:

               (1) contravene such Pledgor's Organic Documents or the Organizational Agreements;

               (2)  contravene the Senior Indenture or the
Subordinated Indenture or contravene any other contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect or contravene any law or governmental regulation or court decree or order binding on or affecting such Pledgor or any of its Subsidiaries; or

               (3)  result in, or require the creation or
imposition of, any Lien on any of such Pledgor's properties, other than pursuant to the Loan Documents.

          C.   Binding Obligation.  This Amendment has been duly
               ------------------
executed and delivered by such Pledgor and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of such Pledgor, enforceable against such Pledgor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

          D.   Governmental Approval, Regulation, etc.  No
               ---------------------------------------
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by such Pledgor.

          Section 4.  Miscellaneous.
                      --------------

          A.   Reference to and Effect on the Subsidiary Pledge
               -------------------------------------------------
Agreement and the Other Loan Documents.
---------------------------------------

               (1) On and after the Fifth Amendment Effective Date, each reference in the Subsidiary Pledge Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Subsidiary Pledge Agreement, and each reference in the other Loan Documents to the "Subsidiary Pledge Agreement", "thereunder", "thereof" or words of like import referring to the Subsidiary Pledge Agreement shall mean and be a reference to the Amended Agreement.

               (2)  Except as specifically amended by this
Amendment, the Subsidiary Pledge Agreement shall remain in full force and effect and is hereby ratified and confirmed.

               (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Subsidiary Pledge Agreement.

          B.   Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO
               --------------
BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE
STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO
CONFLICTS OF LAWS.

          C.   Headings.  The various headings of this Amendment
               ---------
are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

          D.   Counterparts.  This Agreement may be executed by
               ------------
the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single

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


counterpart so that all signature pages are physically attached to the same document.

          E.   Severability.  Any provision of this Amendment
               -------------
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

BANKAMERICA BUSINESS CREDIT,
INC., as Agent


By:
Name:Michael J. Jasaitis
Its: Vice President


AKRON HOLDING CORPORATION          KAISER ALUMINUM & CHEMICAL
                                     INVESTMENT, INC.

By:                                By:
Name: John T. La Duc               Name: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

KAISER ALUMINUM PROPERTIES,        KAISER ALUMINUM TECHNICAL
   INC.                               SERVICES, INC.

By:                                By:
Name: John T. La Duc               Name: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

OXNARD FORGE DIE COMPANY, INC.     KAISER ALUMINIUM
                                     INTERNATIONAL, INC.

By:                                By:
Name: John T. La Duc               Name: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

KAISER ALUMINA AUSTRALIA           KAISER FINANCE CORPORATION
  CORPORATION

By:                                By:
Name: John T. La Duc               Name: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

KAISER MICROMILL HOLDINGS, LLC     KAISER SIERRA MICROMILLS, LLC


By:                                By:
Name: John T. La Duc               Name: John T. La Duc
Its: Manager                       Its: Vice President,
                                        Chief Financial Officer
                                        and Treasurer

KAISER TEXAS SIERRA MICROMILLS,    KAISER TEXAS MICROMILL
LLC                                HOLDINGS, LLC

By:                                By:
Name: John T. La Duc               Name: John T. La Duc
Its: Vice President,               Its: Vice President,
     Chief Financial Officer            Chief Financial Officer
     and Treasurer                      and Treasurer

                               D-6